___________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            _________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   ___________________________________________
               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                    ________________________________________

                               JPMORGAN CHASE BANK
               (Exact name of trustee as specified in its charter)

New York                                                             13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

270 Park Avenue
New York, New York                                                        10017
(Address of principal executive offices)                              (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                               JPMorgan Chase Bank
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)
                  ____________________________________________
                                  Koppers Inc.
               (Exact name of obligor as specified in its charter)

Pennsylvania                                                     25-1588399
 (State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                          identification No.)

436 Seventh Avenue
Pittsburgh, Pennsylvania                                               15219
 (Address of principal executive offices)                         (Zip Code)

                      9 7/8% Senior Secured Notes due 2013
         Guarantees of Koppers Inc. 9 7/8% Senior Secured Notes due 2013
                       (Title of the indenture securities)
         ________________________________________________________________









                             ADDITIONAL REGISTRANTS


      Exact Name of Registrant         State or Other Jurisdiction      I.R.S. Employer
     as Specified in Its Charter           of Incorporation or         Identification No.
                                              Organization

Concrete Partners, Inc.                         Delaware                   25-1669803
Koppers Concrete Products, Inc.                 Delaware                   25-1655686
Koppers Industries of Delaware, Inc.            Delaware                   51-0370974
World-Wide Ventures Corporation                 Delaware                   51-0340346
Koppers Redemption, Inc.                        Delaware                   25-1604704
Koppers Australia Holding Company               Australia                  98-0403540
   Pty Ltd
Koppers Australia Pty Ltd                       Australia                  98-0188088
Koppers Carbon Materials & Chemicals            Australia                  98-0188396
   Pty Ltd
Koppers Wood Products Pty Ltd                   Australia                  98-0188395
Koppers Shipping Pty Ltd                        Australia                  98-0188393
Continental Carbon Australia Pty Ltd            Australia                  98-0188394
Koppers Investment Subsidiary Pty Ltd           Australia                  98-0188387






                                     GENERAL

Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

     New York State Banking Department, State House, Albany, New York 12110.

     Board of Governors of the Federal Reserve System, Washington, D.C., 20551

     Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

     Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.  Affiliations with the Obligor and Guarantors.

     If the obligor or any Guarantor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.   List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76894, which is incorporated by reference.)

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 9th day of January, 2004.

                                 JPMORGAN CHASE BANK

                                 By  /s/ Alfia Monastra
                                     ----------------------------------
                                         Alfia Monastra
                                         Vice President

Item 16.   List of Exhibits

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Restated Organization Certificate of the Trustee dated March 25, 1997 and the Certificate of Amendment dated October 22, 2001 (see
Exhibit 1 to Form T-1 filed in connections with Registration Statement No. 333-76894, which is incorporated by reference.)

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement 333-76894, which is incorporated by reference.)

     5. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference). On November 11, 2001, in connection with the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York, the surviving corporation was renamed JPMorgan Chase Bank.

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 9th day of January, 2004.
                           .
                                    JPMORGAN CHASE BANK


                                     By  /s/ Alfia Monastra
                                         -----------------------------
                                             Alfia Monastra
                                             Vice President

                              Exhibit 7 to Form T-1

                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,


                  at the close of business September 30, 2003,
              in accordance with a call made by the Federal Reserve
               Bank of this District pursuant to the provisions of
                            the Federal Reserve Act.


                                                                        Dollar Amounts
                     ASSETS                                              in Millions

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin ....................................................... $  17,578
     Interest-bearing balances ...............................................     9,823
Securities:
Held to maturity securities...................................................       210
Available for sale securities.................................................    57,792
Federal funds sold and securities purchased under
     agreements to resell ....................................................
     Federal funds sold in domestic offices                                        9,491
     Securities purchased under agreements to resell                              91,241
Loans and lease financing receivables:
     Loans and leases held for sale...........................................    35,681
     Loans and leases, net of unearned income     $170,168
     Less: Allowance for loan and lease losses       3,448
     Loans and leases, net of unearned income and
     allowance ...............................................................   166,720
Trading Assets
...............................................................................   178,938
Premises and fixed assets (including capitalized leases)......................     6,057
Other real estate owned
...............................................................................       110
Investments in unconsolidated subsidiaries and
     associated
companies.....................................................................       732
Customers' liability to this bank on acceptances
     outstanding
...............................................................................       260
Intangible assets
        Goodwill..............................................................     2,198
        Other Intangible assets...............................................     4,096
Other assets .................................................................    57,193
TOTAL ASSETS .................................................................  $638,120
                                                                                ========








                                   LIABILITIES

Deposits
     In domestic offices .....................................................  $188,866
     Noninterest-bearing ..................................... $ 76,927
     Interest-bearing ........................................  111,939
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ..................................................   124,493
     Noninterest-bearing...................................... $  6,439
     Interest-bearing ........................................  118,054

Federal funds purchased and securities sold under agree- ments to repurchase:
     Federal funds purchased in domestic offices                                   4,679
     Securities sold under agreements to repurchase                               82,206
Trading liabilities ..........................................................   136,012
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases)................................    24,937
Bank's liability on acceptances executed and outstanding......................       260
Subordinated notes and debentures ............................................     8,040
Other liabilities ............................................................    31,270
TOTAL LIABILITIES ............................................................   600,763
Minority Interest in consolidated subsidiaries................................       358

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.................................         0
Common stock .................................................................     1,785
Surplus  (exclude all surplus related to preferred stock).....................    16,306
Retained earnings.............................................................    18,875
Accumulated other comprehensive income........................................        33
Other equity capital components...............................................         0
TOTAL EQUITY CAPITAL .........................................................    36,999
                                                                               ---------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                        $638,120
                                                                              ==========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.


                                    WILLIAM B. HARRISON, JR.    )
                                    LAWRENCE A. BOSSIDY         ) DIRECTORS
                                    ELLEN V. FUTTER             )